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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Georgia Gulf Corporation's previously filed Registration Statements on Form S-3, File No. 333-57301 and Form S-8, File No. 333-59433, File No. 33-14696, File No. 33-42008, File
No. 33-64749, and File No. 333-52140.

Atlanta, Georgia
March 27, 2001